Exhibit 99.1

Grant Thornton LLP 4695 MacArthur Court, Suite 1600 Newport Beach, CA 92660 T 949.553.1600 www.GrantThornton.com
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Management of A-Mark Precious Metals, Inc. and
Oak Ridge Financial Services Group, Inc.:
We have performed the procedures enumerated below, which were agreed to by A-Mark Precious Metals, Inc. and Oak Ridge Financial Services Group, Inc. (the “Specified Parties”), in their evaluation of certain information with respect to attributes of Loans and Metals Inventory related to AM Capital Funding, LLC’s Secured Senior Term Notes, Series 2018-1, Class A and Class B, as of March 31, 2018. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed and our findings are as follows.
On May 29, 2018, A-Mark Precious Metals, Inc. provided us with a Data File, Loan Data File, and Metals Inventory Data File (the “Files”) containing certain characteristics expected to be used as a basis for information presented in the Preliminary Private Placement Memorandum. We performed the procedures indicated below on the Files.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Loan” means a loan secured by precious metals, including gold, silver, platinum and/or palladium.

•
The term “Metals Inventory” means all precious metals, including gold, silver, platinum and palladium held at 1 Brinks Metal depository located at the Brinks COMEX vault located at JFK, New York (“Brinks Depository”) and metals inventory held at AMGL Las Vegas by Loomis Armoured as of March 31, 2018.

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•	The term “Data File” means an electronic data file, provided to us by the Company on May 29, 2018, containing 749 Loans and their related Loan Advance amount.

•
The term “Selected Loans” means a sample of 50 Loans which we were instructed by the Company to randomly select from the Data File. The Company did not inform us as to the basis for how they selected the number of loans that we were instructed to randomly select from the Data File. A listing of the Selected Loans is attached hereto.

•	The term “Loan Data File” means an electronic data file, provided to us by the Company on May 29, 2018, containing 50 Loans and their related attributes as of March 31, 2018 (the “Cutoff Date”).

•
The term “Metals Inventory Data File” means an electronic data file, provided to us by the Company on May 29, 2018, containing the Commodity Code (Gold, Silver, Platinum, or Palladium), Quantity per each Commodity Code, Ounces per each Commodity Code, and location of the Company’s Metals Inventory as of the Cutoff Date.

•
The term “Loan File” means the original, photocopy, facsimile or scanned image of legal documents or the Company’s system, provided to us by the Company, which contained some or all of the following for each Loan: Servicing System Record, Monthly Customer Statement, Purchase and Sale Agreement and/or Loan, Security, and Storage Agreement.

•
The term “Inventory Reports” means the following documents as of March 31, 2018 provided to us by the Company: Confirmation of Physical Inventory from Third Party Custody Agent (Confirmation from Depository) as of March 30, 2018 (depositories were closed for business on March 31, 2018).

I.	The Selected Loans

For each of the Selected Loans, we compared the attributes listed below contained in the Loan Data File, as applicable, to the corresponding information appearing in or derived from the Loan File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the Data File to the Loan File or other information for each of the attributes identified constituted an exception.

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Attributes	Loan File document(s)
Customer ID	Customer Profile Report
Account Equity Percentage	Equity Call Summary Report, Customer Profile Report, and instructions provided by the Company described below
Obligor State	Monthly Customer Statement
Loan Advance	Customer Profile Report
Origination Date	Purchase and Sale Agreement or Loan, Security, and Storage Agreement
Recomputed Loan Age (days)	Instructions provided by the Company described below
Metal Type (Gold, Platinum, Silver, and/or Palladium)	Monthly Customer Statement
Metal Ounces	Monthly Customer Statement
Market Value	Equity Call Summary Report
Presence of Executed Loan Agreement	Purchase and Sale Agreement or Loan, Security, and Storage Agreement
Obligor Name	Purchase and Sale Agreement and Monthly Statement
Interest rate	Purchase and Sale Agreement or Loan, Security, and Storage Agreement
Equity Call Status	Daily Margin Call Report

For purposes of comparing Account Equity Percentage, the Company instructed us to recompute the Account Equity Percentage by dividing the “MARKET VALUE” field in the Equity Call Summary Report by the “LOAN ADVANCE” field in Loan Data File. We were instructed by the Company to compare the recomputed Account Equity Percentage to the corresponding information in the Loan Data File.

For purposes of comparing Loan Age, we were instructed by the Company to recompute Loan Age (the “Recomputed Loan Age”) by calculating the difference in years between the “ORIGINATION DATE” field in the Loan Data File and the Cutoff Date. We were instructed by the Company to compare the Recomputed Loan Age to the corresponding information in the Loan Data File.

II.    The Metals Inventory Procedures

For all Metals Inventory at the Brinks Depository and AMGL Las Vegas secured by Loomis Armoured, we compared the attributes listed below contained in the Metals Inventory Data File to the corresponding information appearing in or derived from the Inventory File. The Specified Parties indicated the absence of any of the documents noted below or the inability to compare the indicated

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information from the Metals Inventory Data File to the Inventory File or other information for each of the attributes identified constituted an exception. The Inventory File documents are listed in the order of priority until such attribute was compared.

Attributes	Loan File document(s)
Recomputed Ounce per Each Commodity Code	Inventory Reports and instructions provided by the Company described below
Total Ounces per Commodity Type	Summary of Inventory Reconciliation
For purposes of comparing Ounce per Each Commodity Code, we were instructed by the Company to recompute the ounce of each commodity code follows:

•	Multiply the units under the Brinks and Loomis Balance column in the Inventory Reports by the ounce conversion for each unit under the Ounces column in the Inventory Reports; and,

•	Compare the ounce of each commodity code in the Metals Inventory Data File to the Recomputed Ounce per Each Commodity Code and the corresponding information in the Inventory Reports.
For purposes of comparing Total Ounces per Commodity Type, we were instructed by the Company to compare the total ounces of each commodity type in the Metals Inventory File to the sum of the Recomputed Ounce per Each Commodity Code for each commodity type in the Summary of Inventory Reconciliation.

The information regarding the Selected Loans and the Metals Inventory was found to be in agreement with the respective information contained in the Loan Data File and the Inventory Data File. There were no exceptions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Loan Data File, and the Metals Inventory Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements

•	Addressing the value of collateral securing any such assets being securitized

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations

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•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”)

•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions

•	Forming any conclusion

•	Any other terms or requirements of the transaction that do not appear in this report.
The procedures performed were applied based on information included in the Loans Data File, and the Metals Inventory Data File or provided by the Company, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans or the Metals Inventory, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Loan Data File, the Metals Inventory Data File, the Loan Files, the Inventory File or any data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans and the Metals Inventory to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans and Metals Inventory being securitized, (iii) the compliance of the originator of the Loans and the Metals Inventory with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans and the Metals Inventory that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a NRSRO.

This report is intended solely for the information and use of the management of A-Mark Precious Metals, Inc. and Oak Ridge Financial Services Group, Inc., and is not intended to be, and should not be, used by anyone other than these specified parties.
/s/ Grant Thornton LLP

Newport Beach, California
June 1, 2018

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Listing of Selected Loans

Selection	ID	LOAN ADVANCE
1	[OMITTED]	$13,078.18
2	[OMITTED]	$46,512.14
3	[OMITTED]	$11,751.48
4	[OMITTED]	$14,253.73
5	[OMITTED]	$47,537.03
6	[OMITTED]	$18,028.06
7	[OMITTED]	$293,633.12
8	[OMITTED]	$231,580.55
9	[OMITTED]	$38,264.19
10	[OMITTED]	$7,595.76
11	[OMITTED]	$38,609.39
12	[OMITTED]	$1,293.41
13	[OMITTED]	$19,504.62
14	[OMITTED]	$33,084.52
15	[OMITTED]	$31,277.46
16	[OMITTED]	$530,071.65
17	[OMITTED]	$7,666.63
18	[OMITTED]	$37,723.33
19	[OMITTED]	$8,812.63
20	[OMITTED]	$4,894.90
21	[OMITTED]	$2,650.90

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22	[OMITTED]	$49,188.48
23	[OMITTED]	$9,923.34
24	[OMITTED]	$8,615.85
25	[OMITTED]	$47,393.85
26	[OMITTED]	$24,196.46
27	[OMITTED]	$55,937.09
28	[OMITTED]	$35,922.49
29	[OMITTED]	$9,445.63
30	[OMITTED]	$4,780.99
31	[OMITTED]	$9,537.17
32	[OMITTED]	$76,678.57
33	[OMITTED]	$31,000.00
34	[OMITTED]	$19,236.10
35	[OMITTED]	$33,511.84
36	[OMITTED]	$89,246.00
37	[OMITTED]	$97,648.70
38	[OMITTED]	$75,887.32
39	[OMITTED]	$97,815.57
40	[OMITTED]	$20,758.71
41	[OMITTED]	$3,795.18
42	[OMITTED]	$51,959.22
43	[OMITTED]	$2,597,826.27
44	[OMITTED]	$6,725.64
45	[OMITTED]	$5,667.71

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46	[OMITTED]	$57,986.56
47	[OMITTED]	$68,886.03
48	[OMITTED]	$59,949.06
49	[OMITTED]	$24,881.82
50	[OMITTED]	$7,763.26

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U.S. member firm of Grant Thornton International Ltd